Exhibit 10.1

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT

AGREEMENT

This THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of October 29, 2012 (the “Amendment Effective Date”), is among COMSTOCK RESOURCES, INC. (the “Borrower”), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, each as a “Lender”), and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

PRELIMINARY STATEMENT

A. The Borrower, the Administrative Agent, the Lenders and certain other parties have entered into that certain Third Amended and Restated Credit Agreement dated as of November 30, 2010, as amended by that certain Assignment and First Amendment to Third Amended and Restated Credit Agreement dated as of October 31, 2011, and as amended by that certain Second Amendment and Waiver to Third Amended and Restated Credit Agreement dated as of December 29, 2011 (as amended, restated, modified or supplemented from time to time until the date hereof, the “Credit Agreement”).

B. The Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement as set forth herein.

C. Subject to the terms and conditions of this Amendment, the Lenders, the Administrative Agent and the Issuing Bank have entered into this Amendment in order to effectuate such amendments and modifications to the Credit Agreement, as set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

Section 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendment of Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by replacing the following defined terms in their entirety with the following:

“Non-Conforming Borrowing Base Termination Date” means the Third Amendment Effective Date.

“Third Amendment” means that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of October 29, 2012 among the parties thereto that amends this Agreement.

“Third Amendment Effective Date” means the first date on which the Third Amendment becomes effective in accordance with its terms.

(b) Clause (iv) in the definition of “Non-Conforming Borrowing Base” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to provide:

“(iv) zero ($0) from and after the Third Amendment Effective Date.”

Section 3. Redetermination of Borrowing Base.

(a) The Conforming Borrowing Base shall be increased from $495,000,000 to $570,000,000 from and after the Amendment Effective Date until the Conforming Borrowing Base shall be otherwise redetermined in accordance with the Credit Agreement.

(b) Both the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Conforming Borrowing Base pursuant to clause (a) of this Section 3 shall not constitute a discretionary redetermination of the Borrowing Base or the Conforming Borrowing Base, as applicable, by either the Borrower, on the one hand, or the Administrative Agent or Lenders, on the other hand, pursuant to Section 2.8(c) of the Credit Agreement.

Section 4. Ratification. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended or waived hereby) and the other Loan Documents, and, in particular, affirms that the terms of the Security Documents secure, and will continue to secure, all Obligations, after giving effect to this Amendment.

Section 5. Effectiveness. This Amendment shall become effective on the Amendment Effective Date upon satisfaction of all of the conditions set forth in this Section 5:

(a) The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower, the Administrative Agent and each Lender;

(b) The Borrower shall have made payment of all fees and expenses due and owing under the Credit Agreement and under any separate fee agreement entered into by the parties pursuant to Section 2.10 of the Credit Agreement;

(c) The Borrower shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment, the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement (as amended hereby) and each other Loan Document constitute valid and legally binding agreements enforceable against the Borrower and each other Loan Party that is a party thereto in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, (iii) the representations and warranties by the Borrower and the other Loan Parties contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

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Section 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 7. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Amendment”, “this Note”, “this Mortgage”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Banks under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents and except as otherwise modified by the terms hereof, the Credit Agreement and such other Loan Documents shall remain in full force and effect; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Third Amendment to Third Amended and Restated Credit Agreement to be executed by its officer(s) thereunto duly authorized as of the date first above written.

BORROWER:

COMSTOCK RESOURCES, INC., a Nevada corporation

By:	/s/ ROLAND O. BURNS
Name:	Roland O. Burns
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Third Amendment

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF MONTREAL, as Administrative Agent and Issuing Bank and Lender

By:	/s/ JAMES V. DUCOTE
Name:	James V. Ducote
Title:	Director

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BANK OF AMERICA, N.A., as Syndication Agent and Lender

By:	/s/ MICHAEL CLAYBORNE
Name:	Michael Clayborne
Title:	Assistant Vice President

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JPMORGAN CHASE BANK, N.A., as Co-Documentation Agent and Lender

By:	/s/ SCOTT PITTMAN
Name:	Scott Pittman
Title:	Authorized Officer

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COMERICA BANK, as Co-Documentation Agent and Lender

By:	/s/ BRANDON M. WHITE
Name:	Brandon M. White
Title:	Corporate Banking Officer

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UNION BANK, N.A., as Co-Documentation Agent and Lender

By:	/s/ DAVID CARTER
Name:	David Carter
Title:	Investment Banking Officer

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REGIONS BANK, as a Lender

By:	/s/ WILLIAM A. PHILIPP
Name:	William A. Philipp
Title:	Senior Vice President

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BANK OF SCOTLAND, as a Lender

By:	/s/ STEPHEN GIACOLONE
Name:	Stephen Giacolone
Title:	Assistant Vice President

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ TERRY DONOVAN
Name:	Terry Donovan
Title:	Managing Director

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COMPASS BANK, as a Lender

By:	/s/ BLAKE KIRSHMAN
Name:	Blake Kirshman
Title:	Vice President

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NATIXIS, as a Lender

By:	/s/ CARLOS QUINTEROS
Name:	Carlos Quinteros
Title:	Managing Director

By:	/s/ TIMOTHY L. POLVADO
Name:	Timothy L. Polvado
Title:	Senior Managing Director

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ DARIA MAHONEY
Name:	Daria Mahoney
Title:	Vice President

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SUNTRUST BANK, as a Lender

By:	/s/ YANN PIRIO
Name:	Yann Pirio
Title:	Director

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BOKF, NA, dba Bank of Texas, as a Lender

By:	/s/ MYNAN C. FELDMAN
Name:	Mynan C. Feldman
Title:	Senior Vice President

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IBERIABANK, as a Lender

By:	/s/ CAMERON D. JONES
Name:	Cameron D. Jones
Title:	Vice President

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BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ PARUL JUNE
Name:	Parul June
Title:	Vice President

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ONEWEST BANK, FSB, as a Lender

By:	/s/ SEAN M. MURPHY
Name:	Sean M. Murphy
Title:	EVP

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WHITNEY BANK, as a Lender

By:	/s/ WILLIAM JOCHETZ
Name:	William Jochetz
Title:	Vice President

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ACKNOWLEDGMENT BY GUARANTORS

Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of October 29, 2012 (the “Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party and affirms that the terms of its respective Guaranty guarantees, and will continue to guarantee, the Obligations, after giving effect to the Amendment, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Amendment.

COMSTOCK OIL & GAS HOLDINGS, INC.
COMSTOCK OIL & GAS—LOUISIANA, LLC
COMSTOCK OIL & GAS GP, LLC,
By Comstock Resources, Inc., its sole member
COMSTOCK OIL & GAS, LP,

By Comstock Oil & Gas GP, LLC, its general partner,

By Comstock Resources, Inc., its sole member

By:	/s/ ROLAND O. BURNS
Name:	Roland O. Burns
Title:	Chief Financial Officer

COMSTOCK OIL & GAS INVESTMENTS, LLC

By:	/s/ ROLAND O. BURNS
Name:	Roland O. Burns
Title:	Manager

Signature Page to Third Amendment